Supplement dated June 1, 2000
to the Mileage Funds Prospectus dated March 1, 2000

The first sentence of the first paragraph under Principal Strategies on page 8 is hereby changed to read:

     Ordinarily, at least 80% of the total assets of the Fund are invested in equity securities of U.S. companies with market capitalizations of $2 billion or less at the time of investment.